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                                                                    Exhibit 23.5


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our report on Baltimore Bagel Co. dated April 24, 1996 (and to all reference to our Firm) included in or made a part of this Registration Statement on Form S-8.

                                        /s/ Arthur Andersen LLP


Denver, Colorado
  August 29, 1996